AMERICAN SKANDIA TRUST  (AST)

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005

SUPPLEMENT DATED SEPTEMBER 26, 2005

I.  The information set forth below describes changes in portfolio managers for the indicated Portfolios:

The following amends the section of the prospectus entitled “Management of the Trust:  Investment Managers:”

AST Goldman Sachs Mid-Cap Growth Portfolio

Effective immediately, Earnie Segundo is no longer a portfolio manager for the Portfolio.  The other members of the portfolio management team are unchanged.

AST Neuberger Berman Mid-Cap Value Portfolio

Effective immediately, Andrew Wellington and David M. DiDomenico are no longer portfolio managers for the Portfolio.  Messrs. Wellington and DeDomenico have been replaced by S. Basu Mullick.  Additional information about Mr. Mullick is set forth below:

S. Basu Mullick is a managing director and portfolio manager on the Mid Cap Value and Large Cap Value teams. He joined the firm in 1998. Previously, he spent five years at Ark Asset Management Co., Inc., as a senior manager and a managing director.  He also worked as an analyst and portfolio manager at John A. Levin Co. and as a portfolio manager at First Fidelity Bank. Basu began his career in 1982 as an analyst at PaineWebber, Inc. He received a B.A. from Presidency College in India and a M.A., A.B.D., from Rutgers University.

The following amends the section of the Statement of Additional Information entitled “Organization and Management of the Trust:  Portfolio Managers – Table A – Other Accounts Managed by Portfolio Managers:”

Portfolio	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
AST Neuberger Berman Mid-Cap Value	S. Basu Mullick	11 Registered Mutual Funds with $6.72 billion in total assets under management.	0 Unregistered Pooled Investment Vehicles with $0 billion in assets under management.	0 Other Accounts with $0 billion in total assets under management.

The following amends the section of the Statement of Additional Information entitled “Organization and Management of the Trust:  Portfolio Managers – Table A – Portfolio Manager Securities Ownership:”

Portfolio	Portfolio Manager(s)	Ownership of Trust Securities
AST Neuberger Berman Mid-Cap Value	S. Basu Mullick	None

II.  The Board of Trustees of American Skandia Trust recently approved a change in certain benchmarks of the AST Goldman Sachs High Yield Portfolio and AST Lord Abbett Bond-Debenture Portfolio (collectively, the Portfolios) as indicated in the table below:

Portfolio	Prior Benchmark	New Benchmark
AST Goldman Sachs High Yield Portfolio	The Lehman Brothers U.S. Corporate High Yield Bond Index	The Lehman Brothers High Yield 2% Issuer Capped Index

AST Lord Abbett Bond Debenture Portfolio	Broad-Based Securities Market Index: The Merrill Lynch High Yield Index	Broad-Based Securities Market Index: The Merrill Lynch High Yield Master II Index with 2% Issuer constraint

	Customized Benchmark Index: The Lehman Brothers U.S. Corporate High Yield Bond Index (60%) Lehman Brothers Aggregate Bond Index (20%) The Merrill Lynch All Convertibles Index (20%)	Customized Benchmark Index: The Lehman Brothers High Yield 2% Issuer Capped Index (60%) Lehman Brothers Aggregate Bond Index (20%) The Merrill Lynch All Convertibles Index (20%)

To reflect the change in the Portfolios’ benchmarks, the table of average annual total returns appearing in the section of the Prospectus titled “PAST PERFORMANCE” for each of the Portfolios is hereby amended as set forth below:

AST Goldman Sachs High Yield Portfolio*

Average annual total returns

For periods ended 12/31/04

	Portfolio	Index: Lehman Brothers U.S. Corporate High Yield Bond Index	Index: Lehman Brothers High Yield 2% Issuer Capped Index**
1 year	11.08%	11.13%	11.14%
5 years	4.09%	6.97%	7.24%
10 years	7.03%	8.13%	8.28%

*                                         Prior to May 1, 2004, the Portfolio was known as the AST Federated High Yield Portfolio and Federated Investment Management Company served as its Sub-advisor.

**                                  The Portfolio has changed its benchmark index to the version including a limitation of 2% of each issuer because it better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

AST Lord Abbett Bond-Debenture Portfolio*

Average annual total returns

For periods ended 12/31/04

	Portfolio	Former Index: Standard & Poors 500 Index	Former Index: Merrill Lynch High Yield Index*	Current Index: Merrill Lynch High Yield Master II Index with 2% Issuer constraint**	Former Customized Index: Blended Index (60% Lehman Brothers High Yield, 20% Lehman Brothers Aggregate Bond, and 20% Merrill Lynch All Convertible Index) ***	Current Customized Index: Blended Index (60% Lehman Brothers High Yield 2% Issuer Capped Index, 20% Lehman Brothers Aggregate Bond, and 20% Merrill Lynch All Convertible Index) ****
1 year	7.42%	10.87%	10.87%	10.87%	9.48%	9.49%
Since Inception (10/23/00)	7.22%	-2.32%	9.01%	9.33%	7.79%	7.98%

*                                         On May 1, 2005, the Portfolio changed its broad-based securities market index from the Standard & Poors 500 Index to the Merrill Lynch High Yield Index because the Merrill Lynch High Yield Index better reflects the composition of the Portfolio.

**                                  The Portfolio has changed its benchmark index to the version including a limitation of 2% of each issuer because it better reflects the composition of the Portfolio. In particular, the Portfolio generally maintains positions of 2% or less per issuer (although the Portfolio may hold positions of greater than that amount).

***                           On May 1, 2005, the Portfolio added a customized benchmark index that represents the composition of the Portfolio.

****                    The Portfolio has changed one of the components of its customized benchmark index from the Lehman Brothers U.S. Corporate High Yield Bond Index to Lehman Brothers High Yield 2% Issuer Capped Index to better represent the composition of the Portfolio.

To reflect the change in the AST Goldman Sachs High Yield Portfolio’s benchmarks, the following replaces the description of the benchmark with respect to the AST Goldman Sachs High Yield Portfolio on page 315 of the Statement of Additional Information:

The benchmark for measuring performance of this Fund is the Lehman Brothers U. S. Corporate High Yield 2% Issuer Capped Index.

III.  Set forth below are important changes to the prospectus and Statement of Additional Information.  The following should be read in conjunction with your prospectus and should be retained for future reference:

Proposed Change in Federal Income Tax Status

The Board of Trustees of AST recently approved proposals to cause each AST Portfolio to change its federal income tax status from a regulated investment company to a partnership (the AST Conversion).

The investment objectives, policies, restrictions, net asset values per share, service providers, and fiscal years of the AST Portfolios will not change as a result of the AST Conversion.  In addition, it is expected that the AST Conversion will not have any adverse federal income tax consequences for the AST Portfolios or for the owners of variable annuity contracts and/or variable life insurance policies (Contract owners).  All fees and expenses incurred in connection with the completion of the AST Conversion will be borne by Prudential Investments LLC and American Skandia Investment Services, Inc. (together, the Managers) or their affiliates.  Additionally, the Managers or their affiliates also will bear any transitional costs and any ongoing incremental increases in Portfolio fees and expenses that are charged to AST by its service providers and that are directly attributable to the AST Conversion.

Completion of the AST Conversion is subject to the satisfaction of certain contractual and regulatory terms and conditions and the receipt of a legal opinion substantially to the effect that the AST Conversion will not result in federal income tax liability to any AST Portfolio or any Contract owner.  It is expected that the AST Conversion will be effected on or about January 1, 2006.   The AST Conversion will not cause any change in each AST Portfolio’s current practice of distributing its net income and net capital gains to its shareholders of record (that is, the insurance company separate accounts) as described in the “Tax Matters” section of the prospectus.

Upon completion of the AST Conversion, all disclosure relating to the AST Portfolios’ status as regulated investment companies and their compliance with related requirements shall be deemed to be deleted.

ASTSUP3